UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : April 26, 2004

     CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated January 1, 2004 providing for the issuance of Centex Home Equity Loan Asset-Backed Certificates, Series 2004-A)

                                CHEC FUNDING, LLC
             on behalf of itself and the Trust described below with
                      respect to which it is the depositor
             (Exact name of registrant as specified in its charter)


         Delaware                  333-105322-02                76-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


2728 North Harwood
Dallas, Texas                                                      75201
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-5000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Centex Home Equity Loan Trust 2004-A pursuant to the terms of the Pooling and Servicing Agreement, dated as of January 1, 2004, among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, as Trustee.

     On April 26, 2004 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on April 26, 2004 as Exhibit 99.1.

CHEC FUNDING,LLC
Centex Home Equity Loan Asset-Backed Certificates, Series 2004-A
-------------------------------------------------------------------------------


SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity, but solely as Trustee under the Agreement referred to herein



Date:  April 27, 2004           By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                                Name:  Mark W. McDermott
                                Title: Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders April 26, 2004



                                  Exhibit 99.1
                 Statement to Certificateholders April 26, 2004



                      Centex Home Equity Loan Trust 2004-A
                         STATEMENT TO CERTIFICATEHOLDERS
                                 April 26, 2004
-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                                ENDING
                    FACE         PRINCIPAL                                                 REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL       INTEREST       TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF_1      134,100,000.00    127,535,496.59     5,161,540.15    215,747.55     5,377,287.70    0.00         0.00      122,373,956.44
AF_2       25,800,000.00     25,800,000.00             0.00     57,405.00        57,405.00    0.00         0.00       25,800,000.00
AF_3       66,700,000.00     66,700,000.00             0.00    181,201.67       181,201.67    0.00         0.00       66,700,000.00
AF_4       93,200,000.00     93,200,000.00             0.00    350,276.67       350,276.67    0.00         0.00       93,200,000.00
AF_5        8,500,000.00      8,500,000.00             0.00     34,920.83        34,920.83    0.00         0.00        8,500,000.00
AF_6       36,500,000.00     36,500,000.00             0.00    129,879.17       129,879.17    0.00         0.00       36,500,000.00
AV_1       95,000,000.00     91,637,424.40     3,815,055.49    109,964.91     3,925,020.40    0.00         0.00       87,822,368.91
AV_2      331,070,000.00    319,787,783.56     9,659,766.65    389,430.46    10,049,197.11    0.00         0.00      310,128,016.91
M_1        59,370,000.00     59,370,000.00             0.00     89,186.93        89,186.93    0.00         0.00       59,370,000.00
M_2        33,250,000.00     33,250,000.00             0.00     63,248.89        63,248.89    0.00         0.00       33,250,000.00
M_3        19,000,000.00     19,000,000.00             0.00     39,520.00        39,520.00    0.00         0.00       19,000,000.00
M_4        14,250,000.00     14,250,000.00             0.00     33,440.00        33,440.00    0.00         0.00       14,250,000.00
M_5        14,250,000.00     14,250,000.00             0.00     35,973.33        35,973.33    0.00         0.00       14,250,000.00
B          19,010,000.00     19,010,000.00             0.00     52,214.13        52,214.13    0.00         0.00       19,010,000.00
R                   0.00              0.00             0.00          0.00             0.00    0.00         0.00                0.00
TOTALS    950,000,000.00    928,790,704.55    18,636,362.29  1,782,409.54    20,418,771.83    0.00         0.00      910,154,342.26

X_IO           14,405.44    928,790,704.55             0.00  3,818,539.99     3,818,539.99       0.00         0.00   910,154,342.26
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                               ENDING                   PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL            PRINCIPAL       CLASS       RATE
---------------------------------------------------------------------------------------------------------  ------------------------
AF_1      152314HV5      951.04770015     38.49023229      1.60885570      40.09908799        912.55746786     AF_1      2.030000 %
AF_2      152314HW3    1,000.00000000      0.00000000      2.22500000       2.22500000      1,000.00000000     AF_2      2.670000 %
AF_3      152314HX1    1,000.00000000      0.00000000      2.71666672       2.71666672      1,000.00000000     AF_3      3.260000 %
AF_4      152314HY9    1,000.00000000      0.00000000      3.75833337       3.75833337      1,000.00000000     AF_4      4.510000 %
AF_5      152314HZ6    1,000.00000000      0.00000000      4.10833294       4.10833294      1,000.00000000     AF_5      4.930000 %
AF_6      152314JA9    1,000.00000000      0.00000000      3.55833342       3.55833342      1,000.00000000     AF_6      4.270000 %
AV_1      152314JB7      964.60446737     40.15847884      1.15752537      41.31600421        924.44598853     AV_1      1.350000 %
AV_2      152314JC5      965.92196079     29.17741460      1.17627831      30.35369290        936.74454620     AV_2      1.370000 %
M_1       152314JD3    1,000.00000000      0.00000000      1.50222217       1.50222217      1,000.00000000     M_1       1.690000 %
M_2       152314JE1    1,000.00000000      0.00000000      1.90222226       1.90222226      1,000.00000000     M_2       2.140000 %
M_3       152314JF8    1,000.00000000      0.00000000      2.08000000       2.08000000      1,000.00000000     M_3       2.340000 %
M_4       152314JG6    1,000.00000000      0.00000000      2.34666667       2.34666667      1,000.00000000     M_4       2.640000 %
M_5       152314JH4    1,000.00000000      0.00000000      2.52444421       2.52444421      1,000.00000000     M_5       2.840000 %
B         152314JJ0    1,000.00000000      0.00000000      2.74666649       2.74666649      1,000.00000000     B         3.090000 %
TOTALS                   977.67442584     19.61722346      1.87622057      21.49344403        958.05720238

X_IO      N/A          ##############      0.00000000    ############        #########             #######     X_IO      0.000000 %
---------------------------------------------------------------------------------------------------------  ------------------------


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                    --------------------------------------------------
                                  RYAN VAUGHN
              JPMorgan Chase Bank - Structured Finance Services NY
                           4 NEW YORK PLAZA FLR 6,
                            New York, New York 10004
                              Tel: (212) 623-4484
                              Fax: (212) 623-5930
                             Email: ryan.m.vaughn@jpmchase.com
                    --------------------------------------------------

Sec. 7.09(ii)           Distributions Allocable to Principal
                        Group I
                        Scheduled Monthly Payments                                                               458,585.52
                        Curtailments                                                                             217,082.60
                        Prepayments in Full                                                                    4,485,872.03
                        Loans Repurchased by Seller                                                                    0.00
                        Substitution Amounts                                                                           0.00
                        Net Liquidation Proceeds                                                                       0.00

                        Group II
                        Scheduled Monthly Payments                                                               108,796.06
                        Curtailments                                                                              10,690.59
                        Prepayments in Full                                                                    3,695,568.84
                        Loans Repurchased by Seller                                                                    0.00
                        Substitution Amounts                                                                           0.00
                        Net Liquidation Proceeds                                                                       0.00

                        Group III
                        Scheduled Monthly Payments                                                               330,514.33
                        Curtailments                                                                              17,839.07
                        Prepayments in Full                                                                    9,311,413.25
                        Loans Repurchased by Seller                                                                    0.00
                        Substitution Amounts                                                                           0.00
                        Net Liquidation Proceeds                                                                       0.00

                        Subordination Increase Amount                                                                  0.00
                        Excess Overcollateralization Amount                                                            0.00

Sec. 7.09(iv)           Class Interest Carryover Shortfall
                        Class AF-1                                                                                     0.00
                        Class AF-2                                                                                     0.00
                        Class AF-3                                                                                     0.00
                        Class AF-4                                                                                     0.00
                        Class AF-5                                                                                     0.00
                        Class AF-6                                                                                     0.00
                        Class AV-1                                                                                     0.00
                        Class AV-2                                                                                     0.00
                        Class M-1                                                                                      0.00
                        Class M-2                                                                                      0.00
                        Class M-3                                                                                      0.00
                        Class M-4                                                                                      0.00
                        Class M-3                                                                                      0.00
                        Class B                                                                                        0.00

Sec. 7.09(v)            Class Principal Carryover Shortfall
                        Subordinate Certificates
                        Class M-1                                                                                      0.00
                        Class M-2                                                                                      0.00
                        Class M-3                                                                                      0.00
                        Class M-4                                                                                      0.00
                        Class M-5                                                                                      0.00
                        Class B                                                                                        0.00

Sec. 7.09(vi)           Aggregate Loan Balance of Each Group
                        Group I Beginning Aggregate Loan Balance                                             358,235,496.59
                        Group I Ending Aggregate Loan Balance                                                353,073,956.44

                        Group II Beginning Aggregate Loan Balance                                            123,982,244.98
                        Group II Ending Aggregate Loan Balance                                               120,167,189.49

                        Group III Beginning Aggregate Loan Balance                                           446,572,962.98
                        Group III Ending Aggregate Loan Balance                                              436,913,196.33

Sec. 7.09(vii)          Overcollateralization
                        Total Overcollateralization Amount                                                             0.00
                        Total Required Overcollateralization Amount                                                    0.00

Sec. 7.09(viii)         Internal Revenue Code Section 6049(d)(7)(C) Market Discount Information

Sec. 7.09(ix)           Substitution Amounts
                        Group I                                                                                        0.00
                        Group II                                                                                       0.00
                        Group III                                                                                      0.00
Sec. 7.09(ix)           Loan Purchase Price Amounts
                        Group I                                                                                        0.00
                        Group II                                                                                       0.00
                        Group III                                                                                      0.00

Sec. 7.09(x)            Weighted Average Net Coupon Rate
                        Group I                                                                                    7.4458 %
                        Group II                                                                                   6.3465 %
                        Group III                                                                                  7.3155 %

Sec. 7.09(xi)           Monthly Remittance Amount
                        Group I                                                                                7,384,667.35
                        Group II                                                                               4,471,097.78
                        Group III                                                                             12,382,538.88

Sec. 7.09(xi)           Weighted Average Gross Margin
                        Group II Loans                                                                             7.0802 %
                        Group III Loans                                                                            8.1263 %

Sec. 7.09(xiv)          Largest Loan Balance
                        Group I                                                                                  808,563.67
                        Group II                                                                                 328,232.76
                        Group III                                                                                702,117.08

Sec. 7.09(xv)           Basic Principal Amount
                        Group I                                                                                5,161,540.15
                        Group II                                                                               3,815,055.49
                        Group III                                                                              9,659,766.65

Sec. 7.09(xvi)          Net Wac Cap Carryover Paid
                        Group I                                                                                        0.00
                        Group II                                                                                       0.00
                        Group III                                                                                      0.00
                        Subordinate                                                                                    0.00

Sec. 7.09(xvi)          Remaining Net Wac Cap Carryover
                        Group I                                                                                        0.00
                        Group II                                                                                       0.00
                        Group III                                                                                      0.00
                        Subordinate                                                                                    0.00

Sec. 7.09(xviii)        Net Wac Cap
                        Group I Net WAC Cap                                                                          7.45 %
                        Group II Net WAC Cap                                                                         5.95 %
                        Group III Net WAC Cap                                                                        6.86 %
                        Subordinate Net WAC Cap                                                                      6.67 %

Sec. 7.09(xix)          Applied Realized Loss Amounts
                        Subordinate Certificates
                        Class M-1                                                                                      0.00
                        Class M-2                                                                                      0.00
                        Class M-3                                                                                      0.00
                        Class B                                                                                        0.00

Sec. 7.09(xx)           Stepdown Date Has Not Occurred

Sec. 7.09(b)(i)         Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)
                                                                                         Principal
                                               Period                Number                Balance              Percentage
                                              30-59 days                     36             2,391,469.04                  0.68 %
                                              60-89 days                      8               687,072.59                  0.19 %
                                              90+days                         2               212,189.60                  0.06 %
                                              Total                      46                 3,290,731.23                  0.93 %
                                               Group 2
                                                                                         Principal
                                               Period                Number                Balance              Percentage
                                              30-59 days                      8               995,512.62                  0.83 %
                                              60-89 days                      3               374,843.16                  0.31 %
                                              90+days                         0                     0.00                  0.00 %
                                              Total                      11                 1,370,355.78                  1.14 %
                                               Group 3
                                                                                         Principal
                                               Period                Number                Balance              Percentage
                                              30-59 days                     49             5,366,417.21                  1.23 %
                                              60-89 days                     12             1,049,754.46                  0.24 %
                                              90+days                         5               614,389.75                  0.14 %
                                               Total                         66             7,030,561.42                  1.61 %
                                               Group Totals
                                                                                         Principal
                                               Period                Number                Balance              Percentage
                                              30-59 days                     93             8,753,398.87                  0.96 %
                                              60-89 days                     23             2,111,670.21                  0.23 %
                                              90+days                         7               826,579.35                  0.09 %
                                               Total                        123            11,691,648.43                  1.28 %

Sec. 7.09(b)(ii)        Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                               Group 1
                                                                    Principal
                                               Number               Balance                Percentage
                                                         3              131,478.72                  0.04 %
                                               Group 2
                                                                    Principal
                                               Number               Balance                Percentage
                                                         0                    0.00                  0.00 %
                                               Group 3
                                                                    Principal
                                               Number               Balance                Percentage
                                                         2              105,796.64                  0.02 %
                                              Group Totals
                                                                    Principal
                                               Number               Balance                Percentage
                                                         5              237,275.36                  0.03 %

Sec. 7.09(b)(iii)       Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy
                                               Group 1
                                                                    Principal
                                               Number               Balance                Percentage
                                                        10              869,367.38                  0.25 %
                                               Group 2
                                                                    Principal
                                               Number               Balance                Percentage
                                                         6              723,520.85                  0.60 %
                                               Group 3
                                                                    Principal
                                               Number               Balance                Percentage
                                                        11            1,593,727.54                  0.36 %
                                              Group Totals
                                                                    Principal
                                               Number               Balance                Percentage
                                                        27            3,186,615.77                  0.35 %

Sec. 7.09(b)(iii)       Balloon Loans
                        Number of Balloon Loans                                                                        49.00
                        Balance of Balloon Loans                                                                2,569,580.05

Sec. 7.09(b)(iv)        Number and Aggregate Principal Amounts of REO Loans
                                               Group 1
                                                                    Principal
                                               Number               Balance                Percentage
                                                         0                    0.00                  0.00 %


                                               Group 2
                                                                    Principal
                                               Number               Balance                Percentage
                                                         0                    0.00                  0.00 %
                                               Group 3
                                                                    Principal
                                               Number               Balance                Percentage
                                                         0                    0.00                  0.00 %
                                              Group Totals
                                                                    Principal
                                               Number               Balance                Percentage
                                                         0                    0.00                  0.00 %

Sec. 7.09(b)(v)         Book Value of REO Loans
                        Group I                                                                                        0.00
                        Group II                                                                                       0.00
                        Group III                                                                                      0.00



Sec. 7.09(b)(vi)        Realized Losses
                        Group I:
                        Monthly Realized Losses                                                                        0.00
                        Cumulative Realized Losses                                                                     0.00
                        Group II:
                        Monthly Realized Losses                                                                        0.00
                        Cumulative Realized Losses                                                                     0.00
                        Group III:
                        Monthly Realized Losses                                                                        0.00
                        Cumulative Realized Losses                                                                     0.00

Sec. 7.09(b)(vii)       Net Liquidation Proceeds
                        Group I                                                                                        0.00
                        Group II                                                                                       0.00
                        Group III                                                                                      0.00

Sec. 7.09(b)(viii)      60+ Delinquency Percentage (Rolling Three Month)                                           0.2284 %

Sec. 7.09(b)(ix)        Cumulative Loss Percentage                                                                   0.00 %
                        Cumulative Realized Losses Since Cut-Off Date                                                  0.00
                        Aggregate Loan Balance as of the Cut-Off Date                                        950,014,405.44

Sec. 7.09(b)(x)         Has a Trigger Event Occurred?                                                                    NO

                        1-Month LIBOR for Current Distribution Date                                               1.09000 %

